                                 EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statements of InterCounty Bancshares, Inc. on Form S-8, filed on March 23, 1995, of our report dated February 5, 1999, on the 1998 Consolidated Financial Statements of InterCounty Bancshares, Inc.



                                       /s/ J.D. Cloud & Co. L.L.P.



Cincinnati, Ohio
March 26, 1999







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